Pruco Life Insurance Company
Pruco Life Insurance Company of New Jersey

Supplement dated August 4, 2011
to Prospectuses dated May 1, 2011 for

MPremierSM Variable Universal Life Contracts

The following table has been revised under Portfolio Expenses on page 6 of the prospectus:

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.34%

MPVULSUP104